UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

June 30, 2023

Semiannual Report

to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Contents

4	Letter to the Shareholders
8	Performance Summary
10	Schedule of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
27	Report of Annual Meeting of Stockholders
28	Additional Information

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The New Germany Fund, Inc.

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The United States, the European Union (EU), the United Kingdom, and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

As of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

The New Germany Fund, Inc.	|	3

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2023, the total return of The New Germany Fund, Inc. (the “Fund”) in U.S. dollars (USD) was 14.08% based on net asset value and 13.99% based on market price. During the same period, the total return in USD of the Fund’s blended benchmark (a custom blend of the MDAX Index, 80% weight, and the SDAX Index, 20% weight) was 12.56%. The Fund’s discount to net asset value averaged 14.45% for the period from January 1, 2023 to June 30, 2023, compared with 10.80% for the same period a year earlier.

The first half of 2023 saw a continuation of the recovery of the German stock market which began in the fourth quarter of 2022. Sentiment was supported early in the first quarter by an easing of the European energy crisis, with falling prices reducing concerns around the impact on businesses and consumers. In addition, key economic indicators in Europe and Germany, such as purchasing managers indices (PMIs), improved throughout the first quarter. However, market fears of a banking crisis increased due to the failure of Silicon Valley Bank in the U.S. on March 10, 2023, with spillover effects leading to the acquisition of troubled Credit Suisse by UBS in Europe. The heightened uncertainty led to an increase in volatility and a correction of equity markets in March. Core inflation data maintained its upwards momentum in the eurozone over the first quarter, while headline inflation declined.

The German equity market consolidated its gains during the second quarter of 2023. After a further rise in April, the German composite PMI posted declines in May and June. The divergence between manufacturing and service PMIs widened, with the manufacturing PMI clearly in the contraction zone while the service PMI remained above 50. Energy prices stabilized in the second quarter, after dropping steeply from their 2022 highs earlier in the year. The European Central Bank (ECB) maintained its rather hawkish stance and hiked the deposit facility rate by another 25 basis points in June, with a further increase expected in July. Headline inflation in Europe continued to decline, driven by falling energy prices, but core inflation remained well above the desired 2% level.

The Fund’s positive absolute and relative return for the six months ended June 30, 2023 was primarily driven by positive stock selection. In sector terms, stock selection in consumer discretionary, an underweight in real

4	|	The New Germany Fund, Inc.

estate, and an overweight in industrials led positive contributions to return relative to the benchmark. An underweight in information technology and an overweight in communication services were modest detractors.

With respect to individual holdings, the Fund’s position in logistics company Jungheinrich AG within industrials highlighted positive contributions, as the company benefitted from normalizing input prices, timely price increases and an easing of supply chain constraints. On the downside, an underweight in dialysis services provider Fresenius Medical Care AG & Co. KGaA weighed on relative return.

Market Outlook

After the strong start to the year for German equities, with the MDAX up approximately 12% in USD terms over the first six months, we anticipate that market participants will become more selective going forward. With the expected time lag, the impact of higher central bank rates is now unfolding across the real economy. Activity is slowing in Europe and global management teams are talking about excess inventory and slowing order intake. While early economic indicators in Germany such as PMIs and the Ifo Institute business survey showed improvement from their October 2022 lows through April 2023, they have since trended lower.

At the same time, persistent core inflation well above the desired 2% goal will likely lead to further ECB rate hikes in the second half of 2023. Construction activity is declining rapidly, while the real estate sector remains under pressure, struggling with steeply rising refinancing costs.

That said, three factors give us a degree of optimism with respect to the second half of the year. First, in our view, economic weakness might be

Sector Diversification (As a % of Equity Securities)	6/30/23	12/31/22
Industrials	28%	29%
Communication Services	14%	14%
Materials	13%	11%
Information Technology	12%	10%
Consumer Discretionary	11%	11%
Health Care	9%	7%
Consumer Staples	5%	5%
Financials	4%	7%
Real Estate	2%	4%
Utilities	2%	1%
Energy	0%	1%
	100%	100%

The New Germany Fund, Inc.	|	5

rather shallow, mainly because of a robust labor market and a solid order backlog. Second, sentiment has been boosted by the unexpected easing of the European energy crisis and declining energy prices. Finally, equity market valuations are not excessive, with the German market at a level essentially in line with or slightly below its long-term average.

Against this mixed backdrop, we believe a portfolio balanced between relatively defensive growth stocks with attractive yields and high-quality cyclicals remains appropriate. We prefer the communication services and consumer staples sectors over healthcare on the basis of business models that are more resilient to inflation. Within the industrials sector, positions have been shifted on the margins into companies with more defensive end markets, such as public infrastructure. In materials, select positions have been increased to benefit from an improving cost environment driven by lower energy prices. We remain cautious on the real estate sector as we expect the higher interest rate environment to continue to pressure the sector’s highly leveraged balance sheets.

Across sectors and the Fund’s investment universe, we are emphasizing high-quality management, strong pricing power and solid balance sheets. Pricing power is usually driven by a company’s leading market position and will be essential to protecting margins should inflationary cost

Ten Largest Equity Holdings at June 30, 2023 ( 31.2% of Net Assets)		Percent
1.	Scout24 SE	4.0%
2.	HUGO BOSS AG	3.9%
3.	Deutsche Lufthansa AG (Registered)	3.8%
4.	Jungheinrich AG	3.4%
5.	Knorr-Bremse AG	3.1%
6.	Delivery Hero SE	2.8%
7.	FUCHS PETROLUB SE	2.7%
8.	CTS Eventim AG & Co. KGaA	2.6%
9.	Carl Zeiss Meditec AG	2.5%
10.	AIXTRON SE	2.4%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

6	|	The New Germany Fund, Inc.

pressures persist longer than expected. Balance sheet strength is critical to mitigate the impact of higher interest rates and refinancing costs, which may dampen earnings growth for more highly leveraged companies.

Sincerely,

Christian Strenger	Leon Cappel	Hepsen Uzcan
Chairman	Portfolio Manager	Director, President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

[1]

The MDAX is a total-return index of 50 mid-cap issues that rank below the DAX. The SDAX is a total-return index that tracks 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover. The DAX is a total-return index of 40 selected German blue chip stocks traded on the Frankfurt exchange. Index returns do not reflect any fees or expenses and it is not possible to invest directly in the blended index consisting of 80% MDAX / 20% SDAX.

The New Germany Fund, Inc.	|	7

Performance Summary	June 30, 2023 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/23

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	14.08%	12.89%	2.87%	9.49%
Market Price(a)	13.99%	7.05%	1.93%	8.90%
Blended index: 80% German Mid Cap Index (MDAX) / 20% German Small Cap Index (SDAX)(b)	12.56%	12.80%	0.19%	5.72%

Growth of an Assumed $10,000 Investment

The growth of $10,000 is cumulative.

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any, at market prices pursuant to the dividend reinvestment plan. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2023 was 1.38%.

8	|	The New Germany Fund, Inc.

[b]

The MDAX is a total-return index of 50 mid-cap issues that rank below the DAX. The SDAX is a total-return index that tracks 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover. The DAX is a total-return index of 40 selected German blue chip stocks traded on the Frankfurt exchange. As noted in the “Change to the Fund’s Benchmark Index” section of the Letter to Shareholders in this report, effective September 2021 the 10 components of the MDAX Index having the largest market capitalizations transferred to the DAX Index, resulting in the MDAX Index having 50 components and the DAX Index having 40 components.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the blended index consisting of 80% MDAX / 20% SDAX.

‡	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price

	As of 6/30/23	As of 12/31/22
Net Asset Value	$10.57	$9.28
Market Price	$8.98	$7.89

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 6/30/23:
Income Distribution	$0.01

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

The New Germany Fund, Inc.	|	9

Schedule of Investments	as of June 30, 2023 (Unaudited)

	Shares	Value ($)
Germany 93.7%
Common Stocks 87.6%

Aerospace & Defense 1.6%
Hensoldt AG	87,443	2,869,378

Automobile Components 1.6%

Hella GmbH & Co. KGaA	10,272	807,933

SAF-Holland SE	80,000	1,117,081

Vitesco Technologies Group AG*	10,926	899,302

		2,824,316

Biotechnology 0.3%
MorphoSys AG*	20,084	596,599

Building Products 0.1%
Steico SE†	6,262	207,327

Capital Markets 0.3%
flatexDEGIRO AG*	53,679	531,945

Chemicals 7.5%

Covestro AG 144A*	42,750	2,218,940

Evonik Industries AG	140,000	2,662,014

K+S AG (Registered)	215,214	3,745,866

LANXESS AG	75,267	2,266,202

Wacker Chemie AG	20,170	2,766,934

		13,659,956

Commercial Services & Supplies 1.6%
Bilfinger SE	73,694	2,863,591

Consumer Staples Distribution & Retail 2.1%
HelloFresh SE*	154,000	3,796,768

Diversified Telecommunication Services 2.1%

Telefonica Deutschland Holding AG	783,989	2,203,989

United Internet AG (Registered)	114,419	1,610,174

		3,814,163

Electrical Equipment 2.0%

Nordex SE* †	215,183	2,611,517

Siemens Energy AG*	49,313	870,412

		3,481,929

Electronic Equipment, Instruments & Components 1.4%
Jenoptik AG	75,000	2,572,342

Entertainment 2.6%
CTS Eventim AG & Co. KGaA	75,400	4,758,386

The accompanying notes are an integral part of the financial statements.

10	|	The New Germany Fund, Inc.

	Shares	Value ($)

Financial Services 1.4%

Deutsche Pfandbriefbank AG 144A†	94,756	692,574

GRENKE AG	44,637	1,300,143

Hypoport SE*	2,786	508,466

		2,501,183

Food Products 0.7%
KWS Saat SE & Co. KGaA	21,000	1,289,771

Ground Transportation 0.7%
Sixt SE	10,833	1,296,404

Health Care Equipment & Supplies 2.7%

Carl Zeiss Meditec AG	41,000	4,429,752

STRATEC SE	4,916	340,006

		4,769,758

Health Care Providers & Services 2.4%
Fresenius Medical Care AG & Co. KGaA	90,000	4,297,382

Hotels, Restaurants & Leisure 2.8%
Delivery Hero SE 144A*	113,662	5,009,973

Independent Power & Renewable Electricity Producers 1.5%
Encavis AG*	164,357	2,693,938

Insurance 2.1%
Talanx AG	67,000	3,840,895

Interactive Media & Services 4.0%
Scout24 SE 144A	113,144	7,168,744

IT Services 3.9%

Bechtle AG	75,000	2,971,612

CANCOM SE	25,754	779,356

GFT Technologies SE	26,916	757,557

Ionos SE*	180,000	2,556,633

Secunet Security Networks AG	765	181,512

		7,246,670

Life Sciences Tools & Services 3.1%

Evotec SE*	81,130	1,824,082

Gerresheimer AG	33,542	3,772,529

		5,596,611

Machinery 11.4%

Deutz AG	682,421	4,008,880

Duerr AG	21,465	694,055

GEA Group AG	85,221	3,561,588

KION Group AG	59,881	2,407,849

Knorr-Bremse AG	74,000	5,649,247

Krones AG	21,000	2,545,179

Pfeiffer Vacuum Technology AG	3,864	628,070

Stabilus SE	1,607	96,507

Vossloh AG	24,000	1,073,446

		20,664,821

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	11

	Shares	Value ($)

Media 1.6%

ProSiebenSat.1 Media SE*	159,142	1,482,960

Stroeer SE & Co. KGaA*	29,871	1,450,089

		2,933,049

Metals & Mining 3.0%

Aurubis AG	15,700	1,345,165

Salzgitter AG†	17,922	647,924

thyssenkrupp AG	450,000	3,518,807

		5,511,896

Oil, Gas & Consumable Fuels 0.3%
VERBIO Vereinigte BioEnergie AG†	13,499	542,656

Passenger Airlines 3.8%
Deutsche Lufthansa AG (Registered)*	664,089	6,794,661

Pharmaceuticals 0.7%
Dermapharm Holding SE	25,000	1,235,444

Professional Services 0.2%
Amadeus Fire AG	3,234	394,427

Real Estate Management & Development 2.1%

LEG Immobilien SE*	61,000	3,502,924

PATRIZIA SE	34,224	406,951

		3,909,875

Semiconductors & Semiconductor Equipment 3.8%

AIXTRON SE	130,000	4,409,091

Siltronic AG	7,000	534,541

SMA Solar Technology AG* †	16,000	1,953,147

		6,896,779

Software 2.7%

Nemetschek SE	34,567	2,588,355

SUSE SA*	50,148	706,260

TeamViewer SE 144A*	97,908	1,571,144

		4,865,759

Specialty Retail 0.9%

About You Holding SE* †	120,000	626,264

Fielmann AG	16,489	877,807

		1,504,071

Technology Hardware, Storage & Peripherals 0.2%
Cherry SE*	94,182	397,616

Textiles, Apparel & Luxury Goods 4.9%

HUGO BOSS AG	89,779	7,006,621

Puma SE	30,000	1,803,913

		8,810,534

The accompanying notes are an integral part of the financial statements.

12	|	The New Germany Fund, Inc.

	Shares	Value ($)

Trading Companies & Distributors 1.3%

Brenntag SE	22,333	1,739,523

Kloeckner & Co. SE	50,307	489,529

		2,229,052

Transportation Infrastructure 0.5%
Fraport AG Frankfurt Airport Services Worldwide*	17,696	943,221

Wireless Telecommunication Services 1.7%

1&1 AG	26,047	286,420

Freenet AG	110,968	2,781,844

		3,068,264
Total Common Stocks (Cost $168,261,427)		158,390,154

Preferred Stocks 6.1%

Chemicals 2.7%
FUCHS PETROLUB SE	121,752	4,810,714

Machinery 3.4%
Jungheinrich AG	167,174	6,116,694
Total Preferred Stocks (Cost $8,867,061)		10,927,408
Total Germany (Cost $177,128,488)		169,317,562

Luxembourg 3.4%
Common Stocks

Automobile Components 0.7%
Novem Group SA	117,600	1,314,971

Commercial Services & Supplies 1.4%
Befesa SA 144A	62,869	2,400,433

Media 1.3%
RTL Group SA	58,574	2,339,958
Total Luxembourg (Cost $9,576,671)		6,055,362

Netherlands 1.6%
Common Stocks

Consumer Staples Distribution & Retail 1.6%
Redcare Pharmacy NV 144A* (Cost $2,379,767)	28,567	2,955,569

Securities Lending Collateral 2.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (Cost $4,799,975) (a) (b)	4,799,975	4,799,975

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	13

	Shares	Value ($)

Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 5.13% (Cost $2,259,259) (b)	2,259,259	2,259,259

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $196,144,160)	102.5	185,387,727
Other Assets and Liabilities, Net	(2.5)	(4,605,804)

Net Assets	100.0	180,781,923

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2023 are as follows:

Value ($) at 12/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2023	Value ($) at 6/30/2023
Securities Lending Collateral 2.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (a) (b)
—	4,799,975 (c)	—	—	—	28,993	—	4,799,975	4,799,975
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 5.13% (b)
2,208,318	17,695,711	17,644,770	—	—	76,871	—	2,259,259	2,259,259
2,208,318	22,495,686	17,644,770	—	—	105,864	—	7,059,234	7,059,234

*	Non-income producing security.

†	All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2023 amounted to $4,581,803, which is 2.5% of net assets.

(a)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2023.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Securities are listed in the country of domicile. For purposes of the Fund’s investment objective policy to invest in German companies, non-Germany domiciled securities may qualify as German companies as defined in the Fund’s Statement of Investment Objectives, Policies and Investment Restrictions.

The accompanying notes are an integral part of the financial statements.

14	|	The New Germany Fund, Inc.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (d)
Germany	$169,317,562	$—	$—	$169,317,562
Luxembourg	6,055,362	—	—	6,055,362
Netherlands	2,955,569	—	—	2,955,569
Short-Term Instruments (d)	7,059,234	—	—	7,059,234
Total	$185,387,727	$—	$—	$185,387,727

(d)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	15

Statement of Assets and Liabilities

as of June 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $189,084,926) — including $4,581,803 of securities loaned	$178,328,493
Investment in DWS Central Cash Management Government Fund (cost $2,259,259)	2,259,259
Investment in DWS Government & Agency Securities Portfolio (cost $4,799,975)*	4,799,975
Foreign currency, at value (cost $144,817)	144,289
Dividends receivable	72,870
Foreign taxes recoverable	279,685
Interest receivable	18,672
Other assets	74,778
Total assets	185,978,021

Liabilities
Payable upon return of securities loaned	4,799,975
Investment advisory fee payable	99,590
Payable for Directors’ fees and expenses	88,019
Administration fee payable	29,087
Payable for Fund shares repurchased	1,583
Accrued expenses and other liabilities	177,844
Total liabilities	5,196,098
Net assets	$180,781,923

Net Assets Consist of
Distributable earnings (loss)	(16,782,608)
Paid-in capital	197,564,531
Net assets	$180,781,923

Net Asset Value

Net assets value per share ($180,781,923 ÷ 17,104,298 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$10.57

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

16	|	The New Germany Fund, Inc.

Statement of Operations

for the six months ended June 30, 2023 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $457,262)	$3,331,217
Income distributions — DWS Central Cash Management Government Fund	76,871
Securities lending income, net of borrower rebates	28,993
Total investment income	3,437,081
Expenses:

Investment advisory fee	612,164
Administration fee	179,260
Custody and accounting fee	60,062
Services to shareholders	7,406
Reports to shareholders and shareholder meeting expenses	28,954
Directors' fees and expenses	128,080
Legal fees	130,849
Audit and tax fees	33,485
NYSE listing fee	16,806
Insurance	9,567
Miscellaneous	35,213
Net expenses	1,241,846
Net investment income	2,195,235

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	1,373,429
Foreign currency	23,482
Net realized gain (loss)	1,396,911
Change in net unrealized appreciation (depreciation) on:

Investments	18,651,796
Foreign currency	5,330
Change in net unrealized appreciation (depreciation)	18,657,126
Net gain (loss)	20,054,037
Net increase (decrease) in net assets resulting from operations	$22,249,272

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	17

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:

Net investment income (loss)	$2,195,235	$902,244
Net realized gain (loss)	1,396,911	(6,933,880)
Change in net unrealized appreciation (depreciation)	18,657,126	(100,331,382)
Net increase (decrease) in net assets resulting from operations	22,249,272	(106,363,018)
Distributions to shareholders	(233,883)	(13,169,478)
Fund share transactions:

Net proceeds from reinvestment of distributions	—	25,742,200
Shares repurchased	(2,588,772)	(2,299,988)
Net increase (decrease) in net assets from Fund share transactions	(2,588,772)	23,442,212
Total increase (decrease) in net assets	19,426,617	(96,090,284)
Net assets at beginning of period	161,355,306	257,445,590

Net assets at end of period	$180,781,923	$161,355,306

Other Information
Shares outstanding at beginning of period	17,391,480	15,530,655
Shares issued from reinvestment of distributions	—	2,122,125
Shares repurchased	(287,182)	(261,300)

Shares outstanding at end of period	17,104,298	17,391,480

The accompanying notes are an integral part of the financial statements.

18	|	The New Germany Fund, Inc.

Financial Highlights

	Six Months Ended 6/30/23		Years Ended December 31,
	(Unaudited)		2022	2021	2020		2019	2018

Per Share Operating Performance
Net asset value, beginning of period	$9.28		$16.58	$21.87	$17.97		$13.53	$21.49
Income (loss) from investment operations:

Net investment income (loss)[a]	.13		.05	(.04)	(.03)		.14	.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.15		(6.45)	.62	6.31		4.85	(4.46)
Total from investment operations	1.28		(6.40)	.58	6.28		4.99	(4.35)
Less distributions from:
Net investment income	(.01)		(.04)	(.08)	(.00	)***	(.15)	(.25)
Net realized gains	—		(.73)	(5.77)	(2.46)		(.37)	(3.40)
Total distributions	(.01)		(.77)	(5.85)	(2.46)		(.52)	(3.65)
Dilution in net asset value from dividend reinvestment	—		(.15)	(.11)	(.02)		(.11)	(.06)
Increase resulting from share repurchases	.02		.02	.09	.10		.08	.10
Net asset value, end of period	$10.57		$9.28	$16.58	$21.87		$17.97	$13.53
Market value, end of period	$8.98		$7.89	$14.81	$19.03		$15.68	$11.70

Total Investment Return for the Period[b]
Based upon market value (%)	13.99	**	(42.06)	11.89	37.46		38.75	(23.89)
Based upon net asset value (%)	14.08	**	(39.13)	8.99	37.84		37.51	(20.38)

Ratios to Average Net Assets
Total expenses (%)	1.38	*	1.40	1.11	1.11		1.16	1.16
Net investment income (loss) (%)	1.21	**	.49	(.16)	(.15)		.87	.52
Portfolio turnover (%)	24	**	55	49	57		36	37
Net assets at end of period ($ thousands)	180,782		161,355	257,446	337,610		285,176	210,587

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any, at market prices pursuant to the dividend reinvestment plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

*	Annualized

**	Not Annualized

***	Amount is less than $.005 per share.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	19

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The New Germany Fund, Inc. (the “Fund”) was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

The Fund’s Board has designated DWS International GmbH (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

20	|	The New Germany Fund, Inc.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co. served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best effort to obtain additional collateral on the next business day

The New Germany Fund, Inc.	|	21

to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2023, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2023, the exchange rate was EUR €1.00 to USD $1.09.

22	|	The New Germany Fund, Inc.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2022, the Fund had a net tax basis capital loss carryforward of approximately $9,175,000, which may be applied against realized net taxable capital gains indefinitely.

At June 30, 2023, the aggregate cost of investments for federal income tax purposes was $196,338,994. The net unrealized depreciation for all investments based on tax cost was $11,169,018. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $26,179,072 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $37,348,090.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. The Fund may utilize a portion of the proceeds from capital share repurchases as a distribution from net investment income and realized capital gains. As a result, net investment income (loss) and net realized gain (loss) on

The New Germany Fund, Inc.	|	23

investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH (“DWSI”). The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWSI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWSI, DWSI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWSI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWSI with a fee, computed weekly and payable monthly, at the annual rate of 0.75% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the six months ended June 30, 2023, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.68% of the Fund’s average weekly net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent and dividend-paying agent functions to SS&C. DSC compensates SS&C out of the fee it receives from the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DSC included in the Statement of Operations under “Services to shareholders” aggregated $5,962, of which $962 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by

24	|	The New Germany Fund, Inc.

DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $6,270, of which all is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended June 30, 2023, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2023 were $42,541,867 and $44,182,732, respectively.

E. Capital

During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund purchased 287,182 and 261,300 of its shares of common stock on the open market at a total cost of $2,588,772 and $2,299,988 ($9.01 and $8.80 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 14.22% and 11.38%, respectively.

There were no reinvestments during the period ended June 30, 2023. During the year ended December 31, 2022, the Fund issued for dividend reinvestment 2,122,125 shares. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 9.72%.

F. Share Repurchases

On July 30, 2021, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to

The New Germany Fund, Inc.	|	25

repurchase up to 1,575,385 shares during the period from August 1, 2021 through July 31, 2022. The Fund repurchased 285,900 shares between August 1, 2021 and July 31, 2022. On July 29, 2022, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,756,928 shares during the period from August 1, 2022 through July 31, 2023. The Fund repurchased 441,882 shares between August 1, 2022 and June 30, 2023. On July 28, 2023, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,710,430 shares during the period from August 1, 2023 through July 31, 2024.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2023, there were four shareholders that held approximately 14%, 13%, 9%, and 7%, respectively, of the outstanding shares of the Fund.

26	|	The New Germany Fund, Inc.

Report of Annual Meeting of Stockholders	(Unaudited)

The Annual Meeting of Stockholders (the “Meeting”) of The New Germany Fund, Inc. was called to order on June 22, 2023. At the close of business on April 28, 2023, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 17,212,566 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 13,665,988 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1.	To elect two (2) Class II Directors, each to serve for a term of three years and until his or her successor is elected and qualifies.

	Number of Votes
	For	Withheld
Mr. Bernhard Koepp	12,995,133	670,854
Mr. Christian M. Zügel	10,541,461	3,124,526

The other Directors of the Fund whose terms continued after the Meeting are Walter C. Dostmann, Ms. Fiona Flannery, Dr. Holger Hatje, Dr. Wolfgang Leoni, Mr. Christian H. Strenger and Ms. Hepsen Uzcan.

2.

To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2023.

Number of Votes
For	Against	Abstain
13,449,615	89,292	127,081

The New Germany Fund, Inc.	|	27

Additional Information
Automated Information Lines	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	SS&C GIDS, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 437-6269
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our Web site — dws.com/en-us/resources/proxy-voting or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 437-6269.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

28	|	The New Germany Fund, Inc.

Investment Management

DWS International GmbH, which is part of DWS Group, is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a direct, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Open Market Purchases by the Fund	Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-437-6269

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

The New Germany Fund, Inc.	|	29

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-437-6269 for shareholder reports.

NGF-3

(R-028304-12 8/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	83,500	$ 8.99	83,500	1,518,728
February 1 through February 29	44,200	$ 9.44	44,200	1,474,528
March 1 through March 31	23,500	$ 8.99	23,500	1,451,028
April 1 through April 30	29,714	$ 9.05	29,714	1,421,314
May 1 through May 31	61,386	$ 8.84	61,386	1,359,928
June 1 through June 30	44,882	$ 8.87	44,882	1,315,046

Total	287,182	$ 9.01	287,182

On July 29, 2022, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,756,928 shares during the period from August 1, 2022 through July 31, 2023. The Fund repurchased 441,882 shares between August 1, 2022 and June 30, 2023.

On July 28, 2023, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,710,430 shares during the period from August 1, 2023 through July 31, 2024.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/29/2023